                      SUPPLEMENT DATED AUG. 21, 2009 TO THE
         STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 2, 2009 FOR
                   SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.

Effective Aug. 21, 2009, the table of "Other Accounts Managed by Portfolio Managers" and information on "Compensation/Material Conflicts of Interest - Compensation" beneath the caption "Portfolio Managers" is revised to include the following:

The following information is as of June 30, 2009.

                           Registered                 Other Pooled
Portfolio Manager     Investment Companies        Investment Vehicles        Other Accounts
-----------------     --------------------        -------------------        --------------
John K. Schonberg   2 Registered Investment    2 Other Pooled Investment   No Other Accounts.
                    Companies with             Vehicles with
                    approximately $903.0       approximately $17.4
                    million in assets under    million in assets under
                    management for which the   management.
                    advisory fee is based in
                    part or wholly on
                    performance and the
                    aggregate net assets in
                    those accounts.

Mr. Schonberg's compensation as Portfolio Manager of the Fund is structured as follows:

     Portfolio manager compensation is typically comprised of (i) a base salary,
     (ii) an annual cash bonus, and (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus and equity incentive awards are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.